Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Money Market Fund, a series of Scudder Advisor Funds III, on Form N-CSR of the Deutsche Money Market Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                              /s/Julian Sluyters
                                             Julian Sluyters
                                             Chief Executive Officer
                                             Deutsche Money Market Fund, a
                                             series of Scudder Advisor
                                             Funds III

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Money Market Fund, a series of Scudder Advisor Funds III, on Form N-CSR of the Deutsche Money Market Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 23, 2004                              /s/Charles A. Rizzo
                                             Charles A. Rizzo
                                             Chief Financial Officer
                                             Deutsche Money Market Fund, a
                                             series of Scudder Advisor
                                             Funds III